________________________________________________________________________________



                           METLIFE CAPITAL CORPORATION

                                       and

                        METLIFE CAPITAL FUNDING CORP. III

                            _____________________



                     FORM OF CONTRIBUTION AND SALE AGREEMENT

                       Dated as of [___________, __, 19__]


                            _________________________



________________________________________________________________________________

                                TABLE OF CONTENTS

                                                                          Page

                                    ARTICLE I

                               CERTAIN DEFINITIONS

  SECTION 1.01.     Definitions............................................  1
  SECTION 1.02.     Other Definitional Provisions..........................  3

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

  SECTION 2.01.     Conveyance of Initial Receivables......................  3
  SECTION 2.02.     Conveyance of Subsequent Receivables...................  4
  SECTION 2.03.     Ownership of Receivables Files.........................  5
  SECTION 2.04.     Books and Records......................................  5
  SECTION 2.05.     The Closing............................................  6

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

  SECTION 3.01.     Representations and Warranties of Purchaser............  6
  SECTION 3.02.     Representations and Warranties of Seller...............  7

                                   ARTICLE IV

                                   CONDITIONS

  SECTION 4.01.     Conditions to the Obligation of the Purchaser.......... 12
  SECTION 4.02.     Conditions to Obligation of Seller..................... 13
  SECTION 4.03.     Junior Liens on Financed Equipment..................... 13

                                    ARTICLE V

                    COVENANTS OF THE SELLER AND THE PURCHASER

  SECTION 5.01.     Protection of Right, Title and Interest................ 13
  SECTION 5.02.     Other Liens or Interests............................... 13
  SECTION 5.03.     Chief Executive Office................................. 14
  SECTION 5.04.     Corporate Existence.................................... 14
  SECTION 5.05.     Indemnification........................................ 16


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                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

  SECTION 6.01.     Obligations of Seller.................................. 16
  SECTION 6.02.     Repurchase Events...................................... 16
  SECTION 6.03.     Purchaser Assignment of Repurchased Receivables........ 17
  SECTION 6.04.     Trust.................................................. 17
  SECTION 6.05.     Amendment.............................................. 17
  SECTION 6.06.     Waivers................................................ 17
  SECTION 6.07.     Notices................................................ 17
  SECTION 6.08.     Costs and Expenses..................................... 18
  SECTION 6.09.     Representations of Seller and Purchaser................ 18
  SECTION 6.10.     Confidential Information............................... 18
  SECTION 6.11.     Headings and Cross-References.......................... 18
  SECTION 6.12.     Governing Law.......................................... 18
  SECTION 6.13.     Counterparts........................................... 18

EXHIBIT A         Assignment
EXHIBIT B         Supplemental Assignment
SCHEDULE A        Schedule of Receivables

     CONTRIBUTION AND SALE AGREEMENT dated as of [___________ __, 19__], between METLIFE CAPITAL CORPORATION, a Delaware corporation (the "Seller"), and METLIFE CAPITAL FUNDING CORP. III, a Delaware corporation (the "Purchaser").

     WHEREAS in the regular course of its business, the Seller has originated or purchased certain fixed-rate commercial equipment loan contracts and equipment finance lease contracts secured by new and used machinery and equipment; and

     WHEREAS the Seller and the Purchaser wish to set forth the terms pursuant to which the Receivables (as hereinafter defined) are to be contributed or sold by the Seller to the Purchaser, which Receivables will be transferred by the Purchaser, pursuant to the Transfer and Servicing Agreement (as hereinafter defined), to MetLife Capital Equipment Loan Trust [Series] (the "Trust"), which Trust will issue Asset Backed Notes (the "Notes") secured by, such Receivables and the other property of the Trust.

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     SECTION 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

     "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, by contract or otherwise; and the terms "controlled by," "controlling" and "under common control with" have meanings correlative to the foregoing.

     "Agreement" shall mean this Contribution and Sale Agreement, as the same may be amended, modified or supplemented from time to time.

     "Assignment" shall mean the document of assignment attached to this Agreement as Exhibit A.

     "Basic Documents" shall have the meaning given such term in the Indenture.

     "Closing Date" shall mean [___________].

     "Indenture" shall mean the Indenture dated as of [_______ __, 19__] between the Trust and [________________], as indenture trustee, as the same may be amended, modified or supplemented from time to time.

     "Initial Receivable" shall mean each loan or lease Contract, including any Included Component Receivable, that is identified in the initial Schedule of Receivables assigned to the Purchaser on the Closing Date pursuant to Section 2.01.

     "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Prospectus" shall mean the Prospectus (which consists of a base prospectus and a prospectus supplement, each dated [__________ __, 19__] pursuant to which the Notes and Certificates were offered.

     "Purchaser" shall mean MetLife Capital Funding Corp. III, [a Delaware] corporation, its successors and assigns.

      "Receivable" shall mean each Initial Receivable and each Subsequent Receivable; provided, that from and after the date on which a Receivable becomes a Purchased Receivable, such Purchased Receivable will no longer be a Receivable.

     "Repurchase Event" shall have the meaning specified in Section 6.02(a).

     "Schedule of Receivables" shall mean each list of Receivables (as supplemented from time to time to reflect Subsequent Receivables and Purchased Receivables) annexed hereto as Schedule A (which may be in the form of microfiche) and incorporated into and made a part of this Agreement.

     "Seller" shall mean MetLife Capital Corporation, a Delaware corporation, its successors and assigns.

     "Subsequent Receivable" shall mean each loan or lease contract, including any Included Component Receivable, originated or acquired by MCC and transferred to the Purchaser pursuant to Section 2.02, and which is identified in a Schedule of Receivables attached to a Supplemental Assignment.

     "Supplemental Assignment" shall have the meaning assigned thereto in
Section 2.02.

     "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement dated as of [__________ __, 19__], among the Trust, the Purchaser (in its capacity as seller thereunder) and the Seller (in its capacity as Servicer thereunder), as the same may be amended, modified or supplemented from time to time.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     SECTION 1.02. Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Transfer and Servicing Agreement or, if not defined therein, in the Indenture, or if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement shall have the meanings contained herein when used in any document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such other document, and accounting terms partly defined in this Agreement or in any such other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such other document shall control.

     (d) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

     SECTION 2.01. Conveyance of Initial Receivables. In consideration of the sale on the Closing Date of $[_____________] in Principal Balance of Initial Receivables, the Purchaser shall (i) deliver to or upon the order of the Seller an amount equal to $[___________] cash, or (ii) with the consent of the Seller, accept a capital contribution from the Seller equal to $[______________]. The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest in and to the following, whether now owned or hereafter acquired:

          (a) all right, title and interest of the Seller, in and to the Initial Receivables, and all moneys (including accrued interest) due thereunder on and after the Initial Cut-off Date;


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

          (b) the interest of the Seller in the security interests in the Financed Equipment granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Equipment;

          (c) the interest and rights of the Seller in any proceeds with respect to the Initial Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors, as the case may be; and

          (d) the proceeds of any and all of the foregoing.

          SECTION 2.02. Conveyance of Subsequent Receivables.

     (a) Subject to the conditions set forth in paragraph (b) below, on each Transfer Date, upon receipt of the purchase price by the Seller from the in the form of (i) cash, (ii) with the consent of the Seller, capital contributed to the Purchaser by the Seller in the form of the Subsequent Receivables being transferred on such Transfer Date, or (iii) with the consent of the Seller, any combination of the foregoing, in an amount equal to the Principal Balance of the Subsequent Receivables being transferred on such date as of the related Subsequent Cut-off Date, the Seller hereby sell, transfers, assigns, sets over and otherwise conveys to the Purchaser, without recourse (subject to the obligations herein) all right, title and interest of the Seller in and to the following, whether then owned or thereafter acquired:

          (i) the Subsequent Receivables listed on the related Schedule of Receivables and all moneys (including accrued interest) due thereunder on or after the related Subsequent Cut-off Date;

          (ii) the interest of the Seller in the security interests in the Financed Equipment granted by Obligors pursuant to such Subsequent Receivables and any other interest of the Seller in such Financed Equipment;

          (iii) the interest and rights of the Seller in any proceeds with respect to such Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors; and

          (iv) the proceeds of any of the foregoing.

     (b) The Seller shall convey to the Seller the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon satisfaction of the following conditions precedent on or prior to the related Transfer Date:

          (i) the Seller shall have delivered to the Purchaser a duly executed written assignment in substantially the form of Exhibit B (the "Supplemental Assignment"), which shall include supplements to the Schedule of Receivables listing the Subsequent Receivables;

          (ii) as of such Transfer Date, (A) the Seller shall not have been insolvent and shall not become insolvent as a result of the conveyance of Subsequent Receivables on such Transfer Date, (B) the Seller shall not have intended to incur or believed that it would incur debts that would be beyond the Seller's ability to pay as such debts matured, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not have constituted unreasonably small capital to carry out its business as conducted;

          (iii) the Receivables then in the Trust, including the Subsequent Receivables to be conveyed to the Trust on such Transfer Date, shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cut-off Date and the Subsequent Receivables on the respective Subsequent Cut-off Dates): [insert applicable criteria];

          (iv) each of the representations and warranties made by the Seller pursuant to Section 3.02(b) with respect to the Subsequent Receivables shall be true and correct as of such Transfer Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Transfer Date;

          (v) the Seller shall, at its own expense, on or prior to such Transfer Date, indicate in its Receivables Management System that the Subsequent Receivables identified in the Supplemental Assignment have been conveyed to the Purchaser pursuant to this Agreement and the Supplemental Assignment;

          (vi) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Purchaser in the Subsequent Receivables conveyed on such date;

          (vii) no selection procedures believed by the Seller to be adverse to the interests of the Purchaser or the Class A Noteholders shall have been utilized in selecting the Subsequent Receivables; and

          (ix) the Seller shall have delivered to the Purchaser and Officer's Certificate confirming the satisfaction of each condition specified in this paragraph (b).

     SECTION 2.03. Ownership of Receivables Files. Upon the acceptance by the Seller of the purchase price set forth in Section 2.01, the ownership of each Initial Receivable and the contents of the related Receivables File shall be vested in the Purchaser. Upon the acceptance of the purchase price set forth in
Section 2.02, the ownership of the related Subsequent Receivables and the contents of the related Receivables File shall be vested in the Purchaser.

     SECTION 2.04. Books and Records.

     The transfer of each Receivable shall be reflected on the Seller's balance sheets and other financial statements prepared in accordance with generally accepted accounting principles as a sale of assets by the Seller to the Purchaser. The Seller shall be responsible for maintaining, and shall maintain, a complete and accurate set of accounts, records and computer files for each Receivable which shall be clearly marked to reflect the ownership of each Receivable by the Purchaser.

     SECTION 2.05. The Closing.

     The conveyance of the Initial Receivables shall take place at the offices of Orrick, Herrington & Sutcliffe, 666 5th Avenue, New York, New York 10103, on the Closing Date, simultaneously with the closing of the transactions contemplated by the Transfer and Servicing Agreement, the underwriting agreement related to the Notes and the other Basic Documents.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01. Representations and Warranties of Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof, as of the Closing Date and as of each Transfer Date:

          (a) Organization and Good Standing. The Purchaser is duly organized, validly existing in good standing under the laws of the State of Delaware, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

          (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (c) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporate action.

          (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Transfer and Servicing Agreement and the Indenture); nor violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

          (e) No Proceedings. There are no proceedings or investigations pending or, to the Purchaser's best knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties which (i) assert the invalidity of this Agreement, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seek any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

     SECTION 3.02. Representations and Warranties of Seller. (a) The Seller hereby represents and warrants to the Purchaser of the date hereof, as of the Closing Date and as of each Transfer Date:

          (i) Organization and Good Standing. The Seller is duly organized, validly existing in good standing under the laws of the State of Delaware, and has the power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

          (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to the Purchaser hereby and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

          (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof neither conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (v) No Proceedings. There are no proceedings or investigations pending, or, to the best of Seller's knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties which (A) assert the invalidity of this Agreement, (B) seek to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seek any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

          (vi) No Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller of this Agreement or any other Basic Document, the performance by the Seller of the transactions contemplated by this Agreement or any other Basic Document and the fulfillment by the Seller of the terms hereof or thereof, have been obtained or have been completed and are in full force and effect (other than approvals, authorizations, consents, orders or other actions which if not obtained or completed or in full force and effect would not have a material adverse effect on the Seller or upon the collectibility of any Receivable or upon the ability of the Seller to perform its obligations under this Agreement).

     (b) The Seller makes the following representations and warranties as to the Receivables on which the Purchaser relied in accepting the Receivables. The parties hereto acknowledge that the representations and warranties below require the Seller to monitor conditions that it may not have the ability to monitor. Accordingly, wherever the Seller makes, or is deemed to make, a representation that it cannot monitor, such representation shall be made as if prefaced with the phrase "to the best of the Seller's knowledge"; provided, however, that the determination as to whether a Repurchase Event has occurred pursuant to Section
6.02 of this Agreement shall be made without reliance on the phrase described above. Such representations and warranties speak as of the execution and delivery of this Agreement and, with respect to Subsequent Receivables, as of each Transfer Date but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the subsequent assignments and transfers of the Receivables pursuant to the Transfer and Servicing Agreement and pursuant to the
Indenture:

          (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States of America by the Seller in the ordinary course of business and was fully and properly executed by the parties thereto, (B) has created a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Equipment, which security interest is assignable by the Seller to the Purchaser, by the Purchaser to the Issuer and by the Issuer to the Indenture Trustee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and (D) provides for fixed payments (except as described below) on a periodic basis,


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

     yields interest at a fixed-rate and is prepayable without premium or penalty at any time. The fixed payments provided for are sufficient to amortize the Amount Financed of such Receivable by maturity and yield interest at the annual percentage rate specified in the related Contract for the relevant Receivable (which is the APR specified in the Schedule of Receivables for such Receivable).

          (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables to this Agreement is true and correct in all material respects as of the opening of business on each Cut-off Date and no selection procedures believed to be adverse to the Noteholders were utilized in selecting the Receivables. The computer tape regarding the Receivables made available to the Purchaser and its assigns is true and correct in all respects.

          (iii) Compliance with Law. Each Receivable and the sale of the Financed Equipment complied at the time it was originated or made, and at the execution of this Agreement (with respect to the Initial Receivables) or as of the applicable Transfer Date (with respect to Subsequent Receivables) complies in all material respects, with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and S, and other equal credit opportunity and disclosure laws, in each case to the extent applicable to non-consumer transactions.

          (iv) Binding Obligations. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof (which as of the Closing Date for the Initial Receivables or the relevant Transfer Date with respect to Subsequent Receivables is the Seller) in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Such enforceability has not been and is not adversely affected by whether or not the Seller was or is qualified to do business in the state in which the Obligor was or is located.

          (v) Security Interest in Financed Equipment. Immediately prior to the sale, assignment and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Equipment in favor of the Seller as secured party.

          (vi) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Equipment been released from the lien granted by the related Receivable in whole or in part. No Receivable is rescindable on the basis of whether or not the Seller was or is qualified to do business in the state in which the Obligor was or is located.


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

          (vii) Prospectus Information. As of the Initial Cut-off Date, each Initial Receivable conforms and all Receivables in the aggregate conform, in all material respects, to the description set forth in the Prospectus, including all statistical data or otherwise.

          (viii) No Amendments. No Receivable has been amended such that the amount of the Obligor's Scheduled Payments has been increased or decreased.

          (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

          (x) No Liens. No liens or claims have been filed for work, labor or materials relating to any Financed Equipment that are liens prior to, or equal or coordinate with, the security interest in the Financed Equipment granted by the Receivable.

          (xi) No Default. No Receivable has a payment that is more than 61 days overdue as of the applicable Cut-off Date and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and is continuing; and (except for payment defaults continuing for a period of not more than 61 days) no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller has not waived and shall not waive any of the foregoing.

          (xii) Insurance. The Seller, in accordance with its customary procedures, has determined that the Obligor has obtained physical damage insurance covering the Financed Equipment, and under the terms of the Receivable the Obligor is required to maintain such insurance.

          (xiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser, and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer and assignment herein contemplated, the Seller has good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, tax (including [expand as needed to address Washington taxes], governmental or similar liens, encumbrances, security interests and rights of others; and the transfer of the Receivables to the Purchaser has been perfected under the UCC.

          (xiv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such


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

          Receivable or any Receivable under this Agreement, the Transfer and Servicing Agreement or the Indenture is unlawful, void or voidable.

          (xv) All Actions Taken. All actions necessary to give the Purchaser a first priority perfected ownership interest in the Receivables pursuant to the applicable UCC have been taken.

          (xvi) One Original. There is only one original Contract related to each Receivable.

          (xvii) Maturity of Receivables. Each Receivable has a final scheduled payment date due not later than the [__________] Distribution Date as of the relevant Cut-off Date and the weighted average remaining term of the Receivables is no more than [__] months as of each Cut-off Date.

          (xviii) Location of Receivable Files. The Receivable Files are kept at the location listed in Schedule B to the Transfer and Servicing Agreement.

          (xix) Outstanding Principal Balance. Each Receivable has an outstanding principal balance of at least $[__________] as of the Cut-off Date applicable to such Receivable.

          (xx) No Bankruptcies. No Obligor on any Receivable as of the applicable Cut-off Date was noted in the related Receivable File as having filed for bankruptcy or as being subject to a bankruptcy proceeding and to the Seller's knowledge no such proceeding is pending or threatened against any Obligor as of the Closing Date (with respect to the Initial Receivables) or as of the relevant Transfer Date (with respect to Subsequent Receivables).

          (xxi) No Repossessions. No Financed Equipment securing any Receivable is in repossession status as of the Closing Date (with respect to the Initial Receivables) or as of the related Transfer Date (with respect to subsequent Receivables).

          (xxii) Chattel Paper. Each Receivable constitutes "chattel paper" within the meaning of the UCC of the State of Washington.

          (xxiii) U.S. Obligors. None of the Receivables is due from any Person which does not have a mailing address in the United States of America.

          (xxiv) Payment Frequency. [As of the Initial Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate principal balance equal to approximately ______% of the aggregate principal balance of all Receivables had monthly scheduled payments; and as of the Initial Cut-off Date and as shown on the books of the Seller, Receivables having an aggregate principal balance equal to approximately ______% of the aggregate principal balance of all Receivables had scheduled payments which have monthly scheduled payments other than certain months specified therein for which payment is skipped.]

          (xxv) Interest Accrual. Each Receivable is, as of the Closing Date (with respect to the Initial Receivables) or as of the relevant Transfer Date (with respect to the Subsequent Receivables), accruing interest.

                                   ARTICLE IV

                                   CONDITIONS

     SECTION 4.01. Conditions to the Obligation of the Purchaser. The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date or the Transfer Date, as applicable.

          (b) Computer Files Marked. The Seller shall, at its own expense on or prior to the Closing Date (with respect to the Initial Receivables) or the relevant Transfer Date (with respect to the Subsequent Receivables), (i) indicate in its computer files that receivables created in connection with the Receivables have been sold to the Purchaser pursuant to this Agreement and sold by the Purchaser to the Trust pursuant to the Transfer and Servicing Agreement and (ii) deliver to the Purchaser the Schedule of Receivables certified by the Chairman, the President, a Vice President, Secretary, the Treasurer or an Assistant Treasurer of the Seller to be true, correct and complete.

          (c) Documents to be Delivered by Seller at Closing.

               (i) Assignment. On the Closing Date, the Seller will execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

               (ii) Evidence of UCC Filings for Sale to Purchaser. On or prior to the Closing Date, the Seller shall deliver to the Purchaser, for its inspection and review, completed UCC requests for information, dated on or before the Closing Date, listing all effective financing statements filed with the [__________] Secretary of State listing the Seller as debtor.

               (iii) Other Documents. Such other documents as the Purchaser may reasonably request.

          (d) Other Transactions. The transactions contemplated by the Transfer and Servicing Agreement and the Indenture to be consummated on the Closing Date shall be consummated on such date.

     SECTION 4.02. Conditions to Obligation of Seller. The obligation of the Seller to sell the Initial Receivables to the Purchaser is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

          (b) Receivables Purchase Price. On the Closing Date, the Purchaser shall have delivered to the Seller the purchase price specified in Section 2.01.

     SECTION 4.03. Junior Liens on Financed Equipment. The Seller agrees not to exercise its right to foreclose upon, and will not transfer to third parties its rights with respect to, any junior liens on any item of Financed Equipment if such junior liens have not been assigned to the Purchaser pursuant to Section 2.01, until (i) the related Receivable has been paid in full or (ii) the related first priority lien on the Financed Equipment assigned to the Purchaser pursuant to Section 2.01 has been foreclosed upon or released.

                                    ARTICLE V

                    COVENANTS OF THE SELLER AND THE PURCHASER

     The Seller and the Purchaser agree with each other as follows; provided, however, that to the extent that any provision of this Article conflicts with any provision of the Transfer and Servicing Agreement, the Transfer and Servicing Agreement shall govern:

     SECTION 5.01. Protection of Right, Title and Interest. (a) Further Assurances. The Seller shall take all actions to preserve and protect the right, title and interest of the Purchaser in and to the Receivables and the other property included in the Owner Trust Estate. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the purpose of this paragraph.

     (b) Name Change. Within 15 days after the Seller makes any change in its name, identity or corporate structure, the Seller shall give the Purchaser notice of any such change.

     SECTION 5.02. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Transfer and Servicing Agreement, the Indenture and the other Basic Documents, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any interest in, to and under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section shall terminate one year and one day after the termination of the Trust pursuant to the Trust Agreement.

     SECTION 5.03. Chief Executive Office. During the term of the Receivables, the Seller will maintain its chief executive office in one of the United States, except Louisiana or Vermont.

     SECTION 5.04. Corporate Existence. (a) During the term of this Agreement, the Purchaser will keep in full force and effect its existence, rights and franchises as a corporation under the laws of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the Transfer and Servicing Agreement and the transactions contemplated hereby.

     (b) The Seller will not take any action or fail to take any action if such act or omission would cause the Purchaser not to observe the covenants set forth in Section 5.04(c) of this Agreement or to violate the provisions of the Purchaser's certificate of incorporation.

     (c) The Purchaser and the Seller agree that Purchaser's and the Seller's businesses shall be conducted as follows, and neither Purchaser nor the Seller shall take any action or fail to take any action if such act or omission would cause such businesses not to be conducted as follows:

          (i) The Purchaser will maintain both an office at which its business is and will be conducted and a telephone number separate from the Seller or any of the Seller's Affiliates.

          (ii) At least one of the Purchaser's directors are not and will not be directors, officers or employees of the Seller or any of the Seller's Affiliates.

          (iii) The Purchaser will maintain corporate records and books and accounts separate from those of the Seller or any of the Seller's Affiliates.

          (iv) Except as expressly permitted by the Transfer and Servicing Agreement with respect to collections on the Receivables prior to the transfer of such collections to the Collection Account, the Purchaser's funds will not be commingled with those of the Seller or any of the Seller's Affiliates, and the Purchaser shall maintain bank accounts separate from those of the Seller or any of the Seller's Affiliates.

          (v) The Seller shall maintain records permitting a determination on a daily basis of the amount and location of any of its funds which are commingled as permitted under clause (iv) above.

          (vi) The Board of Directors of the Purchaser will take appropriate corporate action (including without limitation holding meetings or acting by unanimous consent) to authorize all of the Purchaser's corporate actions, and minutes shall be maintained by the Purchaser separate and apart from those of the Seller or any of the Seller's Affiliates.

          (vii) The Purchaser shall at all times be adequately capitalized to engage in the transactions contemplated at its formation.

          (viii) The Purchaser shall not incur or guarantee any debt other than under the Transfer and Servicing Agreement, nor shall the Purchaser make any loans, other than as permitted by the Purchaser's Certificate of Incorporation.

          (ix) The Purchaser shall not engage in any transaction with the Seller or any of the Seller's Affiliates on terms more favorable than in a similar transaction involving a third party.

          (x) The Purchaser shall at all times use its own stationery.

          (xi) The Purchaser shall always be described as a separate corporation, and never as a department, division or otherwise of the Seller or any of the Seller's Affiliates.

          (xii) The Purchaser shall act solely in its own corporate name and through its own authorized officers and agents. Neither the Purchaser nor any of Purchaser's Affiliates shall be appointed agent of the Seller, except as expressly provided for by the Transfer and Servicing Agreement and the Administration Agreement.

          (xiii) The data and records (including computer records) used by the Purchaser or the Seller in the collection and administration of the Receivables shall reflect the Purchaser's ownership interest therein.

          (xiv) Other than organizational expenses, the Purchaser shall be responsible for the payment of all expenses, indebtedness and other obligations incurred by it.

          (xv) The Purchaser shall at all times hold itself out to the public under the Purchaser's own name as a legal entity separate and distinct from the Seller and any of the Seller's Affiliates.

          (xvi) None of the Purchaser's funds nor any of the funds held by the Seller on behalf of the Purchaser or the holders of the Certificates or the Notes shall be invested in securities issued by the Seller or any of the Seller's Affiliates.

     (d) The Purchaser and the Seller will each furnish to the other on or before April 30 of each year for so long as any Note remains outstanding an Officer's Certificate to the effect that all of its obligations under this
Section 5.04 have been fulfilled throughout the preceding calendar year, or, if there has been any default in the fulfillment of any such obligations, specifying each such default known to the signer thereof and the nature and status thereof.

     (e) The Seller will not transfer or assign any interest in the Purchaser except pursuant to an instrument under which the transferee or assignee of such interest expressly assumes the performance of all covenants of the Seller to be performed or observed under this Section 5.04.

     (f) The annual audited financial statements of the Purchaser and the Seller will reflect the results of the issuance of the Notes in accordance with generally accepted accounting principles and also disclose that the assets of the Seller are not available to pay creditors of the Purchaser or any other Affiliate of the Seller.

     SECTION 5.05. Indemnification. (a) The Seller shall indemnify the Purchaser for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein, other than the representations and warranties made pursuant to Section 3.02(b) for which the sole remedy shall be provided by Section 6.02 hereof; provided, however, that the Seller shall indemnify the Purchaser for any liability arising from a breach of Section 3.02(b)(ii) and, (iii). These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     SECTION 6.01. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     SECTION 6.02. Repurchase Events. (a) The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Indenture Trustee, the Noteholders, the Owner Trustee and the Owner that the occurrence of a material breach of any of the Seller's representations and warranties contained in
Section 3.02(b) in respect of a Receivable shall constitute an event obligating the Seller to repurchase such Receivable ("Repurchase Events"), at the Purchase Amount from the Purchaser.

     (b) These repurchase obligations of the Seller shall constitute the sole remedies to the Purchaser, the Indenture Trustee, the Noteholders, the Owner Trustee or the Owner against the Seller with respect to any Repurchase Event.

     (c) The terms and conditions of the Purchaser's obligation to enforce its right of repurchase pursuant to this Section 6.02 shall be governed by Section
3.02 of the Transfer and Servicing Agreement.

     SECTION 6.03. Purchaser Assignment of Repurchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

     SECTION 6.04. Trust. The Seller acknowledges and agrees that (a) the Purchaser will, pursuant to the Transfer and Servicing Agreement, sell the Receivables to the Trust and assign its rights under this Agreement to the Trust, (b) the Trust will, pursuant to the Indenture, assign such Receivables and such rights to the Indenture Trustee and (c) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Section 6.02, are intended to benefit the Trust, the Owner and the Noteholders (and may be enforced directly by the Indenture Trustee on behalf of the Noteholders and by the Owner Trustee on behalf of the Trust or the Owner). The Seller hereby consents to all such sales and assignments.

     SECTION 6.05. Amendment. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, by a written amendment duly executed and delivered by the Seller and the Purchaser, without the consent of the Noteholders or the Owner, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owner; provided that such amendment will not, in the Opinion of Counsel, materially and adversely affect the interest of any Noteholder or the Owner. This Agreement may also be amended by the Seller and the Purchaser, with prior written notice to the Rating Agencies, with the consent of the holders of Class A Notes evidencing a majority in the Outstanding Amount of the Class A Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of holders of Class A Notes or (ii) reduce the aforesaid percentage of the Class A Notes which are required to consent to any such amendment, without the consent of the holders of all the outstanding Class A Notes.

     SECTION 6.06. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude and any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 6.07. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to MetLife Capital Corporation, [Address]; (b) in the case of the Purchaser, to MetLife Capital Funding Corp. III, 10900 N.E. 4th Street, Suite 500, Bellevue, Washington 98004; (c) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (d) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, 26 Broadway (10th Floor), New York, New York 10004,

Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 6.08. Costs and Expenses. The Seller will pay all expenses incident to the performance of its obligations under this Agreement, and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

     SECTION 6.09. Representations of Seller and Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02.

     SECTION 6.10. Confidential Information. The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the Transfer and Servicing Agreement or the Indenture or any other Basic Document or as required by any of the foregoing or by law.

     SECTION 6.11. Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

     SECTION 6.12. Governing Law. THIS AGREEMENT AND THE ASSIGNMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6.13. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.


                                      METLIFE CAPITAL FUNDING CORP. III


                                      By: _____________________________
                                          Name:
                                          Title:



                                      METLIFE CAPITAL CORPORATION


                                       By: _____________________________
                                              Name:
                                              Title:

                                                                     EXHIBIT A

                                   ASSIGNMENT

     For value received, in accordance with the Contribution and Sale Agreement (the "Contribution and Sale Agreement") dated as of [_________ __, 19__] between the undersigned and MetLife Capital Funding Corp. III (the "Purchaser"), the undersigned does hereby sell, assign, transfer, set over and otherwise convey unto the Purchaser, without recourse, (i) all right, title and interest of the Seller, in and to the Initial Receivables, and all moneys (including accrued interest) due thereunder on and after Initial Cut-off Date; (ii) the interests of the Seller in the security interests in the Financed Equipment granted by the Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Equipment; (iii) the interest and rights of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies relating to the Financed Equipment or Obligors, as the case may be; and (iv) the proceeds of any and all of the foregoing.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Contribution and Sale Agreement and is to be governed by the Contribution and Sale Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Contribution and Sale Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [__________ __, 19__].


                              METLIFE CAPITAL CORPORATION


                              By:__________________________
                                 Name:
                                 Title:

                                                                    SCHEDULE A

                             SCHEDULE OF RECEIVABLES